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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of The Securities Act of 1934


      Date of Report (Date of earliest event reported):  FEBRUARY 19, 1996



                           REGAL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE         1-8334        75-1071589
               (State of other  (Commission   (I.R.S. Employer
               jurisdiction)    File Number)  Identification No.)


                    P. O. BOX 1237, CORSICANA, TEXAS   75151
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, include area code:  (903) 872-3091


                   INDEX OF EXHIBITS LOCATED ON PAGE 7 OF 44

                                  Page 1 of 44
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 19, 1996, the Registrant consummated a transaction whereby the Registrant acquired all the issued and outstanding shares of Acewin Profits Limited, a British Virgin Islands corporation ("Acewin"), from China Strategic Holdings Limited, a Hong Kong company ("CSH") pursuant to the terms of an Acquisition Agreement, dated as of February 8, 1996. Acewin's sole asset is a 55% joint venture interest in Wuxi CSI Vibration Isolator Co., Ltd. ("Wuxi"), a Sino-foreign joint venture established in September 1993. The consideration paid by the Registrant was a $13.5 million Convertible Note bearing interest at the rate of nine percent (9%) per annum after an initial six (6) month interest-free period (the "Convertible Note").

     The Convertible Note is payable interest only on an annual basis, with all principal being due and payable on January 31, 1999. The principal and any unpaid interest owing on the Convertible Note are convertible into shares of the Common Stock, $0.01 par value, of the Registrant ("Common Stock") at a conversion price of $0.0302 per share. The principal amount of the Convertible Note will be reduced if the audited financial statements of Wuxi for the year ended December 31, 1995 reflect an after-tax profit of less than $3.0 million. The adjustment is a formula designed to assure the purchase price paid by the Registrant for the Wuxi interest does not exceed eight (8) times Wuxi's 1995 after-tax earnings. CSH would own an aggregate of eighty-four and one-half percent (84.5%) of the Registrant's then outstanding Common Stock upon conversion of the entire principal balance of the Convertible



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Note.  The Convertible Note is secured by a Pledge Agreement granting CSH a security interest in the shares of Acewin capital stock.

     Wuxi manufacturers vibration isolators (commonly called shock absorbers) of various kinds for use in cars, trucks, ships, railroad, machinery, power
stations, bridges and mines.   The Wuxi plant employs approximately 800
employees and is located near Shanghai, China where three (3) of China's largest car manufacturers are located. Wuxi's products are sold primarily for incorporation into other products made or assembled in China and such products represent approximately 70% of the entire vibrator isolator market in China. Sales for the fiscal year ended December 31, 1995 were over $12.9 million with net profit before taxes in excess of $3.3 million.

     Immediately following the acquisition of the Acewin shares of Common Stock and the Wuxi interest and as a condition thereto, the Registrant sold and transferred the existing operating assets and real property of the Registrant to a newly formed corporation, Regal (New) International, Inc. ("New Regal") in exchange for New Regal's assumption of all liabilities of the Registrant, other than the Convertible Note, and $2.5 million, all in accordance with the terms and conditions of a certain Asset Purchase Agreement, dated as of February 8, 1996, by and between Registrant and New Regal. The $2.5 million portion of the purchase price was paid as follows:
$800,000 in cash and the balance by delivery of two (2) Promissory Notes, one in the principal amount of $900,000 (the "$900,000 Note") and the second in the principal amount of $800,000 (the "$800,000 Note"). The $900,000 Note bears interest at 9% per



                                  Page 3 of 44
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annum and is payable in sixty (60) equal monthly installments of principal and interest. The $800,000 Note bears no interest and is due and payable in one installment on January 31, 2001. New Regal's obligations under the $900,000 Note and the $800,000 Note are secured by a pledge of all of the issued and outstanding shares of capital stock of New Regal. All the issued and outstanding shares of New Regal are owned by Harlequin Investment Holdings Limited ("Harlequin"). Harlequin is the beneficial owner of approximately fifty-four percent (54%) of the currently outstanding shares of the Registrant's Common Stock.

     In connection with the above-described transactions, Janak Desai, Nils Ollquist and Garish Sharma resigned as directors of the Registrant, and Oei Hong Leong, the Chairman of CSH, Chung Cho Yee Mico, and Ma Wai Man were elected to fill the vacancies created by such resignations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a) The financial statements of Wuxi are currently being prepared and will be filed by amendment to this Form 8-K within sixty (60) days of the date of this Form 8-K.

     b) The Proforma financial information required to be filed pursuant to
Article 11 of Regulation S-X is being prepared and will be filed by amendment to this Form 8-K.

     c) Exhibits The following exhibits are attached hereto and incorporated herein by reference:



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     EXHIBIT 24.   Power of Attorney from Regal International, Inc. to Ira F.
                   Levy.

     EXHIBIT 99-1. Acquisition Agreement, dated as of February 8, 1996, by and between Registrant and CSH.

     EXHIBIT 99-2. 9% Convertible Promissory Note, dated as of February 13,
                   1996, executed by Registrant and payable to the order of CSH.

     EXHIBIT 99-3. Asset Purchase Agreement, dated as of February 8, 1996, by and between Registrant and New Regal.

     EXHIBIT 99-4. Promissory Note, dated February 13, 1996, in the original principal amount of $900,000 executed by New Regal and payable to the order of Registrant.

     EXHIBIT 99-5. Promissory Note, dated as of February 13, 1996, in the original principal amount of $800,000 executed by New Regal and payable to the order of Registrant.

     EXHIBIT 99-6. Pledge Agreement, dated as of February 13, 1996, executed by
                   New Regal and delivered to Registrant to secure payment of the $900,000 Note and the $800,000 Note.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED:  March 6, 1996.

                                        REGAL INTERNATIONAL, INC.



                                        By /s/ Ira F. Levy
                                           -----------------------------
                                           Ira F. Levy, Attorney-in-Fact



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                                 EXHIBIT INDEX

     EXHIBIT 24.   Power of Attorney from Regal International, Inc. to Ira F.
                   Levy.

     EXHIBIT 99-1. Acquisition Agreement, dated as of February 8, 1996, by and between Registrant and CSH.

     EXHIBIT 99-2. 9% Convertible Promissory Note, dated as of February 13,
                   1996, executed by Registrant and payable to the order of CSH.

     EXHIBIT 99-3. Asset Purchase Agreement, dated as of February 8, 1996, by and between Registrant and New Regal.

     EXHIBIT 99-4. Promissory Note, dated February 13, 1996, in the original principal amount of $900,000 executed by New Regal and payable to the order of Registrant.

     EXHIBIT 99-5. Promissory Note, dated as of February 13, 1996, in the original principal amount of $800,000 executed by New Regal and payable to the order of Registrant.

     EXHIBIT 99-6. Pledge Agreement, dated as of February 13, 1996, executed by
                   New Regal and delivered to Registrant to secure payment of the $900,000 Note and the $800,000 Note.


                                  Page 7 of 44